UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 7, 2009

DRAVCO MINING INC.
(Exact name of registrant as specified in its charter)

000-50664	NEVADA	88-474904
(Commission File No.)	(State or other jurisdiction of incorporation)	(IRS Employer ID)

1909 Dufferin Avenue
Saskatoon, Saskatchewan
Canada S7J 1B6
(Address of principal executive offices and Zip Code)

1- 888- 437- 5268
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

ITEM 4.01      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On April 7, 2009, Dravco Mining Inc. dismissed Manning Elliott, LLP as its independent auditor, and engaged Malone & Bailey, PA as independent auditor to audit the Registrant’s financial statements for the year ended December 31, 2009 and to review the Registrant’s quarterly reports for 2009. The decision to make the change was approved by the Registrant’s Board of Directors. The Registrant does not have an audit committee.

     Prior to engaging Malone & Bailey, PC, the Registrant did not consult with Malone & Bailey, PC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Malone & Bailey, PC on the Registrant’s financial statements, and Malone & Bailey, PC did not provide any written or oral advice that was an important factor considered by the Registrant in reaching a decision as to any such accounting, auditing or financial reporting issue.

     The audit report of Manning Elliott, LLP on the financial statements of the Registrant as of and for each of the two fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except that, with respect to the Company’s financial statements for the fiscal period ended December 31, 2008 and 2007, substantial doubt was raised as to the Registrant’s ability to continue as a going concern.

     In connection with the audit of the Registrant’s financial statements for each of the two fiscal years ended December 31, 2008 and 2007, and in the subsequent interim period ended April 7, 2009, the date of the dismissal of Manning Elliott, LLP, there were no disagreements with Manning Elliott, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedures, which disagreements, if not resolved to the satisfaction of Manning Elliott, LLP, would have caused Manning Elliott, LLP to make reference to the subject matter of the disagreement in connection with its report, nor were there any “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

     The Registrant provided Manning Elliott, LLP with a copy of this report and requested that Manning Elliott, LLP provide a letter addressed to the Securities Exchange Commission stating whether it agrees with the foregoing statements. A copy of this letter from Manning Elliott, LLP dated April 7, 2009, is attached hereto as Exhibit 16.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

          (d) Exhibits.

          Exhibit Number

16.1	Letter from Manning Elliott, LLP to the Securities and Exchange Commission, dated April 7, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 8th, day of April 2009.

DRAVCO MINING INC.

BY:	RODNEY LOZINSKI
Rodney Lozinski, president, principal executive
officer, and member of the board of directors